Exhibit 10.71

THIRD AMENDMENT TO MANAGEMENT AGREEMENT

THIS THIRD AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of February 1, 2017 by and among HPT TRS IHG-2, INC. (“Owner”), a Maryland corporation (for itself and as successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”).

W I T N E S S E T H

WHEREAS, Owner and Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015 (the “First Amendment”), and that certain Second Amendment to Management Agreement, dated as of February 11, 2016 (as so amended, the “Management Agreement”), pursuant to which Manager manages and operates certain hotels for Owner’s account as provided therein; and

WHEREAS, Owner and Manager desire to amend certain terms of the Management Agreement to address the operation of hotels owned by Owner or affiliates of Owner and operated by affiliates of Manager pursuant to separate hotel operating agreements, including, without limitation, the Kimpton Hotel Allegro Chicago having an address at 171 West Randolph Street, Chicago, Illinois, which is being operated as of the date hereof pursuant to an Amended and Restated Management Agreement between Owner and KHRG Allegro, LLC, an affiliate of Manager (the “Kimpton Hotel Allegro Chicago”); and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager, intending to be legally bound, herby agree, effective from and after the date hereof, as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Management Agreement.

2.Amendments to Management Agreement. The following provisions in the Management Agreement are amended as follows:

a.	The following new definitions are inserted in Article 1 of the Management Agreement:

“Affiliate Hotel” means a hotel which is not managed by Manager under this Agreement, but which is managed by an Affiliate Manager pursuant to an Affiliate Management Agreement and set forth on an Affiliate Hotel Designation Supplement signed by Owner, Manager, the applicable Affiliate Owner (if other than Owner) and the applicable Affiliate Manager for such hotel; provided that to the extent the Affiliate Management Agreement for any such hotel is terminated, such hotel shall no longer constitute an Affiliate Hotel after the date of such termination.

“Affiliate Hotel Designation Supplement” means Exhibit “A” to the Third Amendment to this Agreement, as such Exhibit may be amended from time to time.”

“Affiliate Management Agreement” shall mean any hotel management agreement or hotel operating agreement pursuant to which an Affiliate Manager manages an Affiliate Hotel, as such agreement may be amended from time to time.

“Affiliate Manager” shall mean any Affiliate of Manager or IHG (including, without limitation, Kimpton Hotel & Restaurant Group, LLC or any of its Affiliates) which manages an Affiliate Hotel.

“Affiliate Owner” shall mean any Affiliate of Owner or HPT which owns an Affiliate Hotel.

“System Fees” shall mean, collectively, the various fees contemplated under Section 9.2.

b.	The definition of “Effective Date” set forth in Section 1.38 of the Agreement (as amended by Section 3 of the First Amendment) is deleted in its entirety and restated as follows:

“Effective Date” shall mean (a) with respect to the Pool A Hotels, July 1, 2011; (b) with respect to each Pool B Hotel, the effective date set forth in the applicable Site Designation Supplement with respect to such Pool B Hotel; and (c) with respect to each Affiliate Hotel, the effective date set forth in the applicable Affiliate Hotel Designation Supplement for such Affiliate Hotel”.

c.
The definition of “Operating Profit” set forth in Section 1.75 of the Agreement is amended such that (i) the word “Hotel” is deleted and the phrase “Hotel or Affiliated Hotel” is inserted in lieu thereof and (ii) the word “Hotels” is deleted and the phrase “Hotels and Affiliated Hotels” is inserted in lieu thereof.

d.
The definition of “Owner’s First Priority” inserted by Section 6 of the First Amendment is amended to delete the phrase “Pool B Hotel” located at the end of the first sentence thereof and replace it with the phrase “Pool B Hotel or Affiliate Hotel.”

e.	The definition of “Owner’s Pool B Priority” inserted by Section 7 of the First Amendment is deleted in its entirety and restated as follows (with changes shown in double underline):

“Owner’s Pool B Priority” shall mean an aggregate amount equal to the sum of (a) that certain percentage of the aggregate sum of all amounts expended by Owner or Landlord or any of their Affiliates in connection with its acquisition of any Pool B Hotel or any Affiliate Hotel, as such percentage (the “Pool B Hotel Percentage”) and amount is confirmed by Owner and Manager for each Pool B Hotel in the applicable Site Designation Supplement for such Pool B Hotel or, as to any Affiliate Hotel, in the Affiliate Hotel Supplement (collectively, the “Owner’s Pool B Base Priority”), plus (b) the applicable Pool B Hotel Percentage of (i) any amounts advanced by Owner with respect to any Pool B Hotel or any Affiliate Hotel which would increase Owner’s First Priority if advanced in respect of a Pool A Hotel, and (ii) any amounts advanced for Pool B Hotel Approved Renovations for any Pool B Hotel or for any Affiliate Hotel, and subject to further adjustment as provided in Sections 2.6(e), 3.1, 15.1(c), 15.2 and 16.1 if Owner’s First Priority would have been adjusted thereunder with respect to a Pool A Hotel.

f.
The definition of “Pooled FF&E Hotels” set forth in Section 1.87 of the Agreement is amended such that the word “Hotels” is deleted therefrom and the phrase “Hotels and Affiliated Hotels” is inserted in lieu thereof.

g.
Non-Economic Hotels. Section 2.6(e) is amended such that an Affiliate Hotel may also be designated a Non-Economic Hotel in accordance with and subject to the terms of Section 2.6(e) of the Management Agreement no earlier than fifth anniversary of the Effective Date for such Affiliate Hotel; provided, however, if an Affiliate Hotel is designated as a Non-Economic Hotel and the compliance with the provisions of this Agreement as to a Non-Economic Hotel triggers withdrawal liability related to any multi-employer plan under any collective bargaining agreement or causes Manager to incur costs to comply with the requirements of Section 4204 of ERISA with respect thereto, then Owner shall pay for such withdrawal liability or compliance costs (or reimburse Manager for the same) and the net proceeds of such sale (or the price of the third party offer received in the context of a Retained Hotel) shall be reduced by the amount of such withdrawal liability or such compliance costs for purposes of calculating the reduction in Owner’s First Priority and Owner’s Second Priority.

As clarification, except as otherwise hereinabove provided, all withdrawal liability or any compliance costs triggered under any multi-employer plan or collective bargaining agreement shall be considered Operating Costs.

h.
Early Termination. Any termination of the Affiliate Management Agreement for the Kimpton Hotel Allegro Chicago pursuant to Sections 5.1, 10.3, 17.2, 17.3, or 17.4 of the Affiliate Management Agreement for the Kimpton Hotel Allegro Chicago shall also result in a termination of the Management Agreement pursuant to the corresponding section of the Management Agreement.

i.
Reserve Account. Sections 5.2 and 7.7 are amended such that the capital replacements reserve for any Affiliate Hotel shall be included in the Reserve Account, and the Reserve Account and terms of Section 5.2 and 7.7 shall apply to any Affiliate Hotel in the same manner as they apply to a Hotel. As clarification, to the extent the amount to be distributed to the Reserve Account in the Affiliate Management Agreement for the Kimpton Hotel Allegro Chicago is different than what is set forth in the Management Agreement, the amount set forth in the Affiliate Management Agreement for the Kimpton Hotel Allegro Chicago shall apply with respect to the Kimpton Hotel Allegro Chicago.

j.	Section 10.1(b) (which was previously inserted by Section 17 of the First Amendment) is deleted in its entirety and the following is inserted in lieu thereof (with changes shown in double underline):

“(b)    As and when received by Manager or the Pool B Hotels or any Affiliate Manager or the Affiliate Hotels, all Gross Revenues from all of the Pool B Hotels and Affiliate Hotels (the “Pool B Gross Revenues”) shall be deposited into the Bank Accounts and, subject to the terms of Sections 8.1 (Accounting Matters) and 10.5 (Calculation of Interim Disbursements), applied in the following order of priority to the extent available:

(1)	First, to pay all Operating Costs for the Pool B Hotels and Affiliate Hotels;

(2)
Second, Owner’s Pool B Priority for the Fiscal Year to which such Pool B Gross Revenues pertain, together with any accrued Owner’s Pool B Priority and interest thereof shall be paid to Owner; if the Pool B Gross Revenues are insufficient to pay Owner’s Pool B Priority and interest, if any, as aforesaid, such shortfall shall be accrued; provided, however, there shall be no accrual of Owner’s Pool B Priority to the extent any applicable shortfall is otherwise funded from the Deposit;

(3)	Third, the Base Management Fee for the Pool B Hotels and Affiliate Hotels shall be paid to Manager;

(4)
Fourth, to fund the Reserve Account, as required by Section 5.2 (Reserve Account) in respect of the Pool B Gross Revenues, for the previous Fiscal Month and then any amounts accrued and unpaid for prior periods, including amounts to reimburse Manager for amounts advanced by Manager under Section 5.2(d);

(5)
Fifth, if Pool B Gross Revenues are sufficient to fund the Reserve Account pursuant to Section 10.1(b)(4), remaining Pool B Gross Revenues shall be applied as follows: (i) fifty percent (50%) of the amount thereof shall be paid to Owner to replenish the Deposit up to but not in excess of the Deposit Maintenance Amount (after first taking into account any such amounts to be paid to Owner to replenish the Deposit pursuant to Section 10.1(a)(4)(i)); and (ii) fifty percent (50%) of the amount thereof shall be paid to Owner, up to but not in excess of, Owner’s Second Priority for such Fiscal Year (after taking into account any such amounts to be paid to Owner pursuant to Section 10.1(a)(5));

(6)
Sixth, if Pool B Gross Revenues are sufficient to fund the Deposit and Owner’s Second Priority pursuant to Section 10.1(b)(5), remaining Pool B Gross Revenues shall be aggregated and shall be applied as follows: (i) fifty percent (50%) of the amount thereof shall be paid to Manager and shall also constitute the Incentive Management Fee hereunder; and (ii) fifty percent (50%) of the amount thereof shall be paid to Owner and shall also constitute Owner’s Residual Distribution hereunder.

For clarification, amounts applied to fund the Reserve Account under Sections 10.1(a)(2) and 10.1(b)(4) shall be made to the same Reserve Account established under Section 5.2.

The provisions of Section 10.3 notwithstanding, Owner shall apply amounts from the Deposit to fund any shortfall in Owner’s First Priority and Owner’s Pool B Priority, and Manager shall not be in default hereunder for failure to pay Owner’s First Priority and Owner’s Pool B Priority in full, so long as such amounts from the Deposit are available and may be so applied and so long as, after application of such amounts, the Deposit is not less than $37,000,000.

For purposes of the foregoing, any payments of interest or principal on any Authorized Mortgage shall be paid from amounts distributed or accounted for as having been distributed to Owner under this Section 10.1 and shall be treated as payments made first, to Owner’s First Priority, second, to Owner’s Pool B Priority, and third to Owner’s Second Priority.

Manager shall be responsible for paying any amounts received by it hereunder which may be due to any Affiliate Manager, and Owner shall be responsible for paying any amounts received by it hereunder which may be due to any Affiliate Owner.

k.	Section 19 of the First Amendment is deleted and the following is inserted in lieu thereof (with changes shown in double underline):

“19. Termination with Respect to Pool B Hotels and Affiliate Hotels. If during any period, the Management Agreement is terminated with respect to all of the Pool B Hotels and Affiliate Hotels, to the extent that any portion of the Owner’s Pool B Priority remains payable after any adjustment thereto in connection with such termination, such portion shall be added to the Owner’s First Priority, and to the extent that any such adjustment would result in a negative Owner’s Pool B Priority, such amount shall be subtracted from Owner’s First Priority.”

l.	Section 20 of the First Amendment is deleted and the following is inserted in lieu thereof (with changes shown in double underline):

“20. Working Capital. As of the applicable Effective Date for each Pool B Hotel and Affiliate Hotel, Owner shall advance additional funds for the Working Capital of the Hotels in the amount of the net credit, if any, for closing prorations received by Owner, Landlord, or its Affiliates on account of accrued payables and guest ledger receivables and other similar revenues in connection with its acquisition of such Pool B Hotel or such Affiliate Hotel.”

m.
Section 10.3A of the Management Agreement (which was set forth in Section 18 of the First Amendment) is amended such that the reference to “Pool B Hotels” in the proviso of the fourth sentence of such Section 10.3A is deleted in its entirety and the phrase “Pool B Hotels and the Affiliate Hotels” is inserted in lieu thereof.

n.	Section 17.1 is amended to insert the following new Subsection (k) as a Manager Event of Default:

“(k)	The occurrence of an “Event of Default” by any Affiliate Manager under any Affiliate Management Agreement.”

3.Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

4.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

[Remainder of page intentionally left blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By: /s/ John G. Murray
John G. Murray
President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
RESOURCES, INC.

By: /s/ Robert Chitty                         Robert Chitty
Vice President

INTERCONTINENTAL HOTELS GROUP
(CANADA), INC.

By: /s/ Robert Chitty                         Robert Chitty
Vice President

IHG MANAGEMENT (MARYLAND) LLC

By: /s/ Robert Chitty
Robert Chitty
Vice President

[First Signature Page to Third Amendment to Management Agreement]

Each of the parties comprising Landlord joins in the foregoing Amendment to evidence its continued agreement to be bound by the terms of Sections 4.1 through 4.7 and Articles 15 and 16 of the Management Agreement, as may be amended by the foregoing Amendment, in each case to the extent applicable to it, subject to the terms of Sections 24.18.

LANDLORD:

HPT CW MA REALTY TRUST

By: /s/ John G. Murray
John G. Murray
Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By: /s/ John G. Murray
John G. Murray
President

HPT IHG GA PROPERTIES LLC

By: /s/ John G. Murray
John G. Murray
President

HPT IHG-2 PROPERTIES TRUST

By: /s/ John G. Murray
John G. Murray
President

HPT IHG-3 PROPERTIES LLC

By: /s/ John G. Murray
John G. Murray
President

[Second Signature Page to Third Amendment to Management Agreement]

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Lease Agreement, dated as of July 1, 2011, between HPT IHG PR, INC. (“PR Landlord”) and Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”), as amended from time to time (as so amended, the “PR Lease”).

Reference is also made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

PR Tenant acknowledges receipt of the foregoing Third Amendment to Management Agreement by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).

PR Tenant acknowledges, agrees and confirms that all references to the “Management Agreement” in the PR Guaranty shall refer to the Management Agreement (as defined in the Amendment) as amended by the Amendment and to any Affiliate Management Agreement (as defined in the Amendment), including, without limitation, that certain Amended and Restated Management Agreement, dated as of the date hereof, between HPT TRS IHG-2, Inc. and KHRG Allegro, LLC, and that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
A Puerto Rico corporation

By: /s/ Homer Torres
Name: Homer Torres
Title: Vice President

[Third Signature Page to Third Amendment to Management Agreement]

Exhibit “A”

AFFILIATE HOTEL DESIGNATION SUPPLEMENT

THIS AFFILIATE HOTEL DESIGNATION SUPPLEMENT is made and entered into as of [INSERT RELEVANT DATE], by and among HPT TRS IHG-2, INC. (“Owner”), a Maryland corporation, and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”), [INSERT OWNER OF AFFILIATE HOTEL, IF NOT OWNER] (“Affiliate Hotel Owner”), [INSERT AFFILIATE MANAGER] (“Affiliate Hotel Manager”) and agreed to and acknowledged by the entities comprising Landlord as listed on the signature page hereto (collectively, “Landlord”) and InterContinental Hotels (Puerto Rico) Inc. (“PR Tenant”).

Owner and Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, that certain Second Amendment to Management Agreement, dated as of February 11, 2016, and that certain Third Amendment to Management Agreement, dated as of December __, 2016 (the “Third Amendment”), and as may be further amended from time to time (as so amended, the “Management Agreement”).

This Affiliate Hotel Designation Supplement is an Affiliate Hotel Designation Supplement as contemplated by the Third Amendment.

1.
The Affiliate Hotel that is the subject of this Affiliate Hotel Designation Supplement is the [INSERT NAME AND ADDRESS OF APPLICABLE AFFILIATE HOTEL] [Kimpton Hotel Allegro having an address at 171 West Randolph, Chicago Illinois 60601].

2.
The Affiliate Management Agreement for this Affiliate Hotel is that certain [INSERT DESCRIPTION OF MANAGEMENT AGREEMENT] [Amended and Restated Management Agreement, dated as of December __, 2016, between Owner and KHRG Allegro, LLC], as the same may be amended from time to time.

3.	The Affiliate Manager for this Affiliate Hotel is [INSERT AFFILIATE MANAGER] [KHRG Allegro, LLC].

4.	The Effective Date for this Affiliate Hotel is .

5.
The Pool B Hotel Percentage for this Affiliate Hotel shall be ______________, the approved aggregate sum of all amounts expended by Owner or Landlord or any of their affiliates in connection with this Affiliate Hotel as of the date hereof is $ ____________ and the Owner’s Pool B Base Priority for this Affiliate Hotel shall be $ _____________________.

6.	The Management Agreement remains in full force and effect and is ratified and confirmed.

7.
This Affiliate Hotel Designation Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

8.
IN WITNESS WHEREOF, the parties hereto have duly executed this Affiliate Hotel Designation Supplement as of the day and year first above written.
OWNER:

HPT TRS IHG-2, INC.

By:
John G. Murray
Vice President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
RESOURCES, INC.

By:
Robert Chitty
Vice President

INTERCONTINENTAL HOTELS GROUP
(CANADA), INC.

By:
Robert Chitty
Vice President

IHG MANAGEMENT (MARYLAND) LLC

By:
Robert Chitty
Vice President

AFFILIATE MANAGER:

KHRG ALLEGRO, LLC

By:
Robert Chitty
Vice President

This Affiliate Hotel Designation Supplement is agreed to and acknowledged by the parties signing below.

LANDLORD:

HPT CW MA REALTY TRUST

By:
John G. Murray
Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By:
John G. Murray
President

HPT IHG GA PROPERTIES LLC

By:
John G. Murray
President

HPT IHG-2 PROPERTIES TRUST

By:
John G. Murray
President

HPT IHG-3 PROPERTIES LLC

By:
John G. Murray
President

[Signatures Continue on Next Page]

PR TENANT:

INTERCONTINENTAL HOTELS
(PUERTO RICO) INC., a Puerto Rico corporation

By:
Robert Chitty
Vice President

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